REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Directors of Lord
Abbett Research Fund, Inc. and
the Shareholders of Lord Abbett
Calibrated Dividend Growth
Fund, Lord Abbett Growth
Opportunities Fund, and Small-
Cap Value Series:

In planning and performing our
audits of the financial statements of
Lord Abbett Research Fund, Inc. (the
"Company"), including the Lord
Abbett Calibrated Dividend Growth
Fund, Lord Abbett Growth
Opportunities Fund, and Small-Cap
Value Series (each a "Fund"), as of
and for the year ended November 30,
2015, in accordance with the
standards of the Public Company
Accounting Oversight Board (United
States), we considered the
Company's internal control over
financial reporting, including
controls over safeguarding securities,
as a basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Company's
internal control over financial
reporting. Accordingly, we express
no such opinion.

The management of the Company is
responsible for establishing and
maintaining effective internal control
over financial reporting. In fulfilling
this responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of controls.
A company's internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles. A company's internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements in
accordance with generally accepted
accounting principles, and that
receipts and expenditures of the
company are being made only in
accordance with authorizations of
management and directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use, or disposition of a
company's assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with
the policies or procedures may
deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees,
in the normal course of performing
their assigned functions, to prevent
or detect misstatements on a timely
basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control over
financial reporting, such that there is
a reasonable possibility that a
material misstatement of each Fund's
annual or interim financial
statements will not be prevented or
detected on a timely basis.

Our consideration of the Company's
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States). However, we
noted no deficiencies in the
Company's internal control over
financial reporting and its operation,
including controls for safeguarding
securities, that we consider to be a
material weakness, as defined above,
as of November 30, 2015.

This report is intended solely for the
information and use of management
and the Board of Directors of Lord
Abbett Research Fund, Inc. and the
Securities and Exchange
Commission and is not intended to
be and should not be used by anyone
other than these specified parties.


/s/ DELOITTE & TOUCHE LLP

New York, New York
January 15, 2016